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                                                                   EXHIBIT 10.10

               FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
                          AND JOINT ESCROW INSTRUCTIONS

            THIS FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS ("Amendment") dated as of this 24th day of October, 1997 is made by and between MOSHE SILAGI AND ANDREA SILAGI, CO-TRUSTEES OF THE SILAGI FAMILY TRUST (THE "TRUST"), CONEJO BUSINESS PARK, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY ("CONEJO LLC"), MARIN CORPORATE CENTER LLC, A CALIFORNIA LIMITED LIABILITY COMPANY ("MARIN LLC"), EVERGREEN PLAZA LLC, A CALIFORNIA LIMITED PARTNERSHIP ("EVERGREEN LLC") (collectively, "Original Seller"), HILLSIDE CORPORATE CENTER, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY and WESTLAKE GARDENS, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY (together, "Additional Seller"), and ARDEN REALTY LIMITED PARTNERSHIP, A MARYLAND LIMITED PARTNERSHIP ("Buyer"). Original Seller and Additional Seller shall collectively be referred to herein as "Seller".

                                 R E C I T A L S

            WHEREAS, Original Seller and Buyer are parties to that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of August 1, 1997 (the "Agreement");

            WHEREAS, Original Seller is the owner of the Property;

            WHEREAS, Additional Seller is the owner of the Additional Property (defined below);

            WHEREAS, Buyer desires to purchase, and Additional Seller desires sell, the Additional Property on the terms and conditions set forth in the Agreement, as amended by this Amendment; and

            WHEREAS, Seller and Buyer desire, among other things, to amend the Agreement to add Additional Seller as a party thereto and to provide for the purchase and sale of the Additional Property upon and subject to all the terms and conditions set forth below.

                                A M E N D M E N T

            NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby amend the Agreement upon and subject to the following terms, provisions and conditions. Capitalized terms used in the Amendment and not otherwise defined shall have the meanings ascribed to such terms as set forth in the Agreement.

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            PROVIDED FURTHER, that except to the extent otherwise provided below, the terms and provisions of the Agreement and the rights and obligations of Original Seller and Buyer thereunder shall apply with equal force and effect to the Additional Property, Additional Seller and to Buyer's purchase of the Additional Property, with conforming changes being deemed incorporated into the Agreement where necessary to provide appropriate contextual references. By way of illustration, the Escrow Holder's deliveries to Buyer in Section 4.4.3 of the Agreement upon the Hillside Closing (defined below) shall be the Assignment of Leases, the Assignment of Intangible Property, the Bill of Sale, the Transferor's Certificate and all other items required to be delivered by Seller pursuant to Sections 4.1 and 8.1.4, but only to the extent such items or documents pertain to Hillside Corporate Center. Similarly, on the Hillside Closing Date, the Escrow Holder shall only record the Deed for the applicable Additional Real Property comprising Hillside Corporate Center in the appropriate county.

            1. PARAGRAPH 1: DEFINITIONS. The following definitions are hereby added to or replace the corresponding Definitions in Section 1 of the Agreement:

                  1.1 "ADDITIONAL LAND" collectively means the real property located at (i) 555 St. Charles Drive, Thousand Oaks, California (commonly known as Hillside Corporate Center) and (ii) 2525 and 2555 Townsgate, Westlake Village, California (collectively and commonly known as Westlake Gardens), as each component of the Additional Land is respectively described in EXHIBITS "A-7" and "A-8".

                  1.2 "ADDITIONAL LEASES" shall mean all existing leases, rental and occupancy agreements and lease commitments relating to the Additional Real Property, including those Additional Leases which are listed on EXHIBITS "F-7" and "F-8", respectively, together with any and all leases which are entered into after the date of this Amendment in accordance with Buyer's written approval as set forth in SECTION 5.2 of this Amendment.

                  1.3 "ADDITIONAL PERSONAL PROPERTY" means all the personal
            property of Seller located on or in or used in connection with the Additional Real Property, including those items set forth on EXHIBITS "H-7" and "H-8", respectively.

                  1.4 "ADDITIONAL PROPERTY" or "ADDITIONAL PROPERTIES"
            collectively means the Additional Real Property, the Additional Personal Property and the Intangible Property with respect to the Additional Real Property and/or Additional Personal Property.


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                  1.5 "CONSTRUCTION CLOSING CONDITIONS PERIOD" means the period commencing on the date this Amendment is executed and delivered by both Buyer and Seller and ending at 6:00 p.m. (California time) on the first business day which is five (5) business days after the Conditions to Construction Completion as set forth on Schedule "1" attached hereto have been fully completed to the satisfaction of Buyer with respect to construction of Hillside Corporate Center, Phase I (as defined in Section 1.37) of Westlake Gardens and Phase II (as defined in Section 1.37) of Westlake Gardens, respectively.

                  1.6 "ADDITIONAL REAL PROPERTY" means the Additional Land, the improvements situated or to be constructed on the Additional Land, the Fixtures and the Appurtenances with respect to the Additional Land.

                  1.7 "AMENDMENT" means that certain First Amendment to
            Agreement of Purchase and Sale and Joint Escrow Instructions dated October 24, 1997 by and between Seller, Additional Seller (as defined in the Amendment) and Buyer.

                  1.8 "APPROVED PLANS" shall mean the Plans, and all amendments, modifications and supplements to the Plans as and when approved in writing by Buyer.

                  1.9 "APPURTENANCES" means all Seller's interest in all rights, privileges and easements appurtenant to the Land and Additional Land, including, without limitation, all minerals, oil, gas and other hydrocarbon substances in, on and under the Land and Additional Land, as well as all development rights, air rights, water, water rights and water stock relating to the Land and Additional Land and any other easements appurtenant to the Land and Additional Land.

                  1.10 "ASSIGNMENTS OF LEASES" means the Assignments of Leases, to be duly executed and delivered by Seller in accordance with
            SECTION 4.1 of this Agreement, assigning to Buyer all of Seller's right, title and interest in and to the Leases and Additional Leases. The Assignments of Leases shall each be in the form of, and upon the terms contained in, EXHIBIT "C".

                  1.11 "BILLS OF SALE" means the Bills of Sale, to be duly
            executed and delivered by Seller in accordance with SECTION 4.1 of this Agreement, conveying to Buyer all of the Personal


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            Property and Additional Personal Property. The Bills of Sale shall each be in the form of, and upon the terms contained in, EXHIBIT
            "D".

                  1.12 "DEEDS" means the Grant Deeds, to be duly executed,
            acknowledged and delivered in recordable form by Seller in accordance with SECTION 4.1 of this Agreement, conveying to Buyer good and marketable fee simple title to the Real Property and Additional Real Property, as applicable. The Deeds shall each be in the form of, and upon the terms contained in, EXHIBIT "E" except that the Deed with respect to the transfer of Phases I and II of Westlake Gardens shall contain the following language:

                  "The transfer of the Property to the Grantee pursuant to this Grant Deed is subject to the terms and conditions of that certain Declaration of Covenants, Conditions and Restrictions executed by Westlake Gardens LLC, as declarant, and recorded on May 7, 1997, in the Official Records of Ventura County, California, as Instrument No. 97-057284."

                  1.13 "FIXTURES" means all fixtures placed on, attached to, or located at and used in connection with the operation of, the Land and the Additional Land.

                  1.14 "GOVERNMENTAL REGULATIONS" means any local, state, and federal laws, ordinances, rules, requirements, codes, building codes, resolutions, policy statements and regulations (including, without limitation, those relating to land use, subdivision, zoning, environmental, labor relations, notification of sale to employer, Hazardous Materials, occupational health and safety, water, earthquake hazard reduction and building and fire codes) bearing on the construction, development, alteration, rehabilitation, maintenance, use, operation, or sale of the Property and the Additional Property.

                  1.15 "HILLSIDE CLOSING" means the consummation of the
            conveyances of the Additional Property, Additional Leases and any other transactions contemplated under this Agreement, but only with respect to Hillside Corporate Center, all of which shall occur on or before the Hillside Closing Date.


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                  1.16 "HILLSIDE CLOSING DATE" shall mean five (5) business days after the expiration of the Construction Closing Conditions Period for Hillside Corporate Center.

                  1.17 "HILLSIDE CORPORATE CENTER" means the Additional Real
            Property, Additional Personal Property and Intangible Property related solely to the real property located at 555 St. Charles Drive, Thousand Oaks, California.

                  1.18 "HILLSIDE PURCHASE PRICE" means an amount equal to
            $8,852,400.00.

                  1.19 "HILLSIDE TITLE POLICY" means an ALTA owner's title
            policy (Form B-1970) issued by the Title Company for the benefit of Buyer, which Hillside Title Policy shall (a) insure Buyer's fee title to the Additional Real Property at Hillside Corporate Center,
            (b) have a liability limit in the amount of the Hillside Purchase Price, (c) include those endorsements requested by Buyer, and (d) show only those matters which constitute Permitted Exceptions.

                  1.20 "INTANGIBLE PROPERTY" means all of Seller's right, title and interest in and to any and all intangible personal property now and through the Closing Date, Hillside Closing Date or Westlake Closing Date, as applicable, owned by Seller and/or used in connection with the ownership, construction, development, use and/or operation of the Real Property, Additional Real Property, Personal Property and/or Additional Personal Property, including, without limitation, the Service Contracts (to the extent approved in writing by Buyer), the Licenses and Permits, the Intellectual Property and the Records and Plans and the Warranties.

                  1.21 "INTELLECTUAL PROPERTY" means any and all intellectual property owned by Seller or licensed to Seller and used in connection with the ownership, use and/or operation of the Real Property, Additional Real Property, Personal Property and/or Additional Personal Property, including, without limitation, trade names, logos, derivations, slogans and other marks owned or used by or licensed to Seller and associated with the Real Property, Additional Real Property, Personal Property and/or Additional Personal Property.


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                  1.22 "LICENSES AND PERMITS" means all of Seller's right,
            title, interests, privileges, benefits and remedies in, to and under all authorizations, approvals, permits, certificates of occupancy, licenses, agreements, variances, tentative maps, final maps, plans and specifications and land use entitlements held by Seller and/or relating to the construction, reconstruction, occupancy, operation or use of any part of the Real Property, Additional Real Property, Personal Property, or Additional Personal Property.

                  1.23  "INTENTIONALLY OMITTED."

                  1.24 "NOTICES TO TENANTS" means notices from Seller to all tenants who are parties to any of the Leases or Additional Leases whereby such tenants are notified that the Property or applicable Additional Property has been transferred by Seller to Buyer and instructing them to pay any and all rents and other sums payable under the Leases or Additional Leases from and after the Closing, Hillside Closing or Westlake Closing, as applicable, directly to Buyer or as otherwise directed by Buyer, in the form of EXHIBIT "G".

                  1.25 "PLANS" shall mean full and detailed architectural,
            construction, landscaping, mechanical and engineering plans and specifications covering the work to be performed in connection with the Hillside Project and the Westlake Project (as each term is defined in Section 8 below). For purposes of this definition, the term "Plans" shall not include plans and specifications solely relating to specific tenant improvement work to be performed within a particular premises at either the Hillside Project or Westlake Project.

                  1.26 "PRE-APPROVED LEASE FORM" means Buyer's standard form of lease agreement.

                  1.27 "PROJECT DOCUMENTS" shall mean all contractors'
            (including contractors' and subcontractors), architects', engineers', consultants, landscaping and other similar contracts entered into by Seller, or any one of them, with respect to the Project (as defined in SECTION 8 of this Amendment).

                  1.28 "PROPERTY" or "PROPERTIES" collectively means the Real
            Property, the Personal Property and, with respect to the Real Property and/or Personal Property only, the Intangible Property.


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                  1.29 "PURCHASE PRICE" means the sum of Thirty Five Million
            Three Hundred Seventy One Thousand Three Hundred Eighty-Seven Dollars ($35,371,387).

                  1.30 "REAL PROPERTY" means the Land, the improvements situated on the Land, the Fixtures and the Appurtenances with respect to the Land.

                  1.31 "RECORDS AND PLANS" means (a) all books and records
            maintained in connection with the ownership, development, construction, maintenance or operation of the Property and Additional Property, (b) all preliminary, final and "as-built" plans and specifications respecting the Real Property and Additional Real Property, and (c) all structural reviews, architectural drawings, topographical maps and engineering, soil, seismic, environmental, asbestos, geologic and architectural reports, studies and certificates and other documents pertaining to the Real Property and Additional Real Property (including those which include comments by any building or safety engineer, inspector or other person who regularly makes such inspections) which are within the possession of, under the control of, or reasonably available to, Seller.

                  1.32 "SERVICE CONTRACTS" means the maintenance contracts,
            equipment leases, warranties, guarantees, management contracts and bonds, and any other similar obligations, commitments or arrangements, together with all supplements, amendments and modifications thereto, relating to the construction, development, marketing, operation, maintenance or enjoyment of the Property and/or Additional Property, which are set forth on EXHIBITS "I-1", "I-2," "I-3," "I-4", "I-5" AND "I-6" attached to the Agreement and EXHIBITS "I-7" AND "I-8", respectively, attached to this Amendment.

                  1.33 "TENANT ESTOPPELS" means written statements in the form of, and upon the terms contained in, EXHIBIT "J", in favor of Buyer from each of the tenants who are parties to any of the Leases and/or Additional Leases, dated not earlier than fifteen (15) days prior to the Closing Date, Hillside Closing Date or applicable Westlake Closing Date, as applicable.

                  1.34 "WARRANTIES" means all third party warranties and
            guarantees relating to the Property and/or Additional Property,


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            including any instruction books (e.g., for vertical transportation,
            HVAC and other building systems).

                  1.35 "WESTLAKE CLOSING" means the consummation of the
            conveyances of the Additional Property, Additional Leases and any other transactions contemplated under this Agreement, but only with respect to each of Phase I and Phase II of Westlake Gardens, all of which shall occur on or before the Westlake Closing Date for the applicable phase.

                  1.36 "WESTLAKE CLOSING DATE" shall mean five (5) business days after the expiration of the Construction Closing Conditions Period for each of Phases I and II of Westlake Gardens (i.e., there will be separate closing dates for each of Phases I and II of Westlake Gardens).

                  1.37 "WESTLAKE GARDENS" means the Additional Real Property,
            Additional Personal Property and Intangible Property related solely to the real property located at 2525 Townsgate ("Phase I") and 2555 Townsgate ("Phase II"), Westlake Village,
            California.

                  1.38 "WESTLAKE PURCHASE PRICE" means collectively an amount equal to $14,647,600 ($7,323,800 of which is allocated to Phase I of Westlake Gardens and $7,323,800 of which is allocated to Phase II of Westlake Gardens).

                  1.39 "WESTLAKE TITLE POLICIES" means two (2) separate ALTA owner's title policies (Form B-1970) issued by the Title Company for the benefit of Buyer, which Westlake Title Policies shall (a) insure Buyer's title to the Additional Real Property for Phase I and Phase II of Westlake Gardens, (b) have liability limits in the amount of the Westlake Purchase Price (separately allocated for Phase I and Phase II of Westlake Gardens, as applicable), (c) include those endorsements requested by Buyer, and (d) show only those matters which constitute Permitted Exceptions.

            2. PARAGRAPH 3: AGREEMENT TO SELL; PURCHASE PRICE.

                  2.1 The Hillside Purchase Price and the applicable Westlake Purchase Price shall be paid to Seller (after taking into account the adjustments described in SECTIONS 10 AND 11 of the Agreement) through Escrow Holder, at the Hillside Closing and the applicable Westlake Closing, respectively.


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                  2.2   Section 3.3(f).  The figure set forth in Section
3.3(f) should be deleted and replaced with $10,885,000."

            3. PARAGRAPH 4: DELIVERIES AT CLOSING; CLOSING PROCEDURES. The Hillside Closing and the Westlake Closing shall take place on the Hillside Closing Date and the applicable Westlake Closing Date, respectively.

                  3.1 SECTION 4.1. The introduction paragraph in SECTION 4.1 of the Agreement is hereby deleted and replaced with the following: "4.1 BY SELLER. At least two (2) business days prior to the Closing, the Hillside Closing, or the applicable Westlake Closing, as applicable, Original Seller or the applicable Additional Seller, shall deliver or cause to be delivered to Escrow Holder (unless otherwise indicated) the following items with respect to the Properties or Additional Properties, as applicable, duly executed and, where appropriate, acknowledged by Seller or the applicable Additional Seller:"

                  3.2 SECTIONS 4.1.9, 4.4, 4.4.2 AND 11.1. The words "Hillside Title Policy or Westlake Title Policies, as applicable" are inserted after the words "Title Policy" in Sections 4.1.9, 4.4, 4.4.2 and 11.1 of the Agreement.

                  3.3 SECTION 4.2. Paragraph 4.2.1 of the Agreement is amended to provide that at the Hillside Closing and applicable Westlake Closing, as applicable, Buyer shall deliver the items in SECTION 4.2.2 AND 4.2.3, and also the Hillside Purchase Price or applicable Westlake Purchase Price, as applicable, after taking into account the adjustments and costs allocations in accordance with SECTIONS 10 AND 11 of the Agreement, as amended by this Amendment.

                  3.4 SECTION 4.4.4. Paragraph 4.4.4 of the Agreement is amended to provide that at the Hillside Closing Date and applicable Westlake Closing Date, as applicable, Escrow Holder shall deliver to Seller the Hillside Purchase Price or applicable Westlake Purchase Price, as applicable, after taking into account the adjustments and cost allocations in accordance with Sections 10 and 11 of the Agreement, as amended hereby.

            4. PARAGRAPH 5: REPRESENTATIONS AND WARRANTIES.

                  4.1 All of Seller's representations and warranties made under
SECTION 5.1 of the Agreement are hereby reaffirmed and made with respect to the Additional Properties and the Additional Leases, as the context so requires, all of which are true as of the date of this Amendment and which shall be true and correct as of the Closing, the Hillside Closing or the applicable Westlake Closing, as applicable.

                  4.2 All of Buyer's representations and warranties made under
SECTION 5.2 are hereby reaffirmed and are true as of the date of this Amendment and shall be true and correct as of the Closing, the Hillside Closing or applicable Westlake Closing, as applicable.


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                  4.3 Exhibits "L" and "M" attached to the Agreement are
replaced by Exhibits "L" and "M", respectively, attached to this Amendment.

            5. PARAGRAPH 6: SELLER'S OBLIGATIONS REGARDING ADDITIONAL PROPERTIES. Seller hereby covenants to Buyer, upon which covenants Buyer has relied and will continue to rely, that for the period from the date of this Amendment through and including the Hillside Closing Date or the applicable Westlake Closing Date, as applicable.

                  5.1 FURTHER LIENS AND ENCUMBRANCES. Additional Seller will not subject the Additional Properties to any additional liens, encumbrances, covenants, conditions, easements, rights of way or similar matters after the date of this Amendment, provided that, subject to the terms of the Agreement, as amended hereby, Additional Seller has the right to encumber Phase II of Westlake in connection with construction financing to be obtained by Additional Seller for the development of Phase II of Westlake Gardens. Seller will not hereafter modify, extend, renew, replace or otherwise change any of the terms, covenants or conditions of any of such documents, or enter into any new agreements affecting the Additional Properties without the prior written consent of Buyer, which consent may be withheld in Buyer's sole and absolute discretion.

                  5.2 LEASES; OTHER CONTRACTS; INTERIM ACTIVITIES. Additional Seller agrees to (i) cooperate with Buyer in connection with Additional Seller's leasing efforts at the Additional Properties, and (ii) use its commercially reasonable efforts to enter into new leases as soon as reasonably practicable with respect to the Additional Properties, subject to the terms of this Section
5.2. Buyer shall have the right to propose new lease transactions to Additional Seller from and after the date hereof and Additional Seller agrees to (x) reasonably consider said proposed transactions, and (y) cooperate with Buyer in connection with Buyer's leasing efforts at the Additional Properties. Seller will not hereafter terminate, modify, extend, renew, replace or otherwise change any of the Additional Leases or enter into new leases or contracts affecting the Additional Properties after the date of this Amendment (each, a "NEW LEASE"), except with the prior written consent of Buyer, which consent (a) will not be unreasonably withheld (with respect to any such action prior to the expiration of the Additional Property Inspection Period [defined in Section 9.1.2 below]), provided, however, that Buyer's withholding of consent shall be deemed reasonable if any new lease is (I) not written on a Pre-Approved Lease Form or contains terms and conditions materially different from those contained in the Pre-Approved Lease Form, (II) with a tenant who is not creditworthy or financially capable of performing its obligations under such new lease, as reasonably determined by Buyer, or (III) with a tenant previously occupying space at one of the Properties and there is available space at such Property which meets such tenants needs (provided that this subparagraph (III) shall not apply with respect to LATCO, an existing tenant at Pennsfield Plaza), and (b) may be withheld in Buyer's sole and absolute discretion (with respect to any such action after the expiration of the applicable Additional Property Inspection Period). So long as Buyer has previously been provided with the material terms of any proposed new lease (pursuant to a lease proposal or letter of intent), and detailed financial statements and credit


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references reasonably acceptable to Buyer, Buyer agrees that its consent shall be deemed given to any proposed new lease if Buyer fails to deliver its approval or disapproval of any proposed new lease to Seller on or before the date which is three (3) business days following Buyer's receipt of (i) a written request for approval, and (ii) the proposed form of agreement for such new lease (together with any correspondence or other information in Additional Seller's possession regarding such proposed tenancy). Seller shall not apply for or otherwise deal with any governmental authority regarding the development, entitlement or subdivision of the applicable Additional Real Property without the prior written consent of Buyer, which may be withheld in Buyer's sole and absolute discretion, provided that Additional Seller shall have the right to apply for all necessary permits for the development of Phase II of Westlake Gardens so long as Buyer has previously been made aware of said application and said application is consistent with Buyer's understanding of the type, size and character of the development of Phase II of Westlake Gardens. Notwithstanding the foregoing, Additional Seller has no obligation to incur tenant improvement expenses in connection with any new leases.

                  5.3 SERVICE CONTRACTS. Seller shall not enter into any Service Contracts with respect to the Additional Properties without Buyer's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed (provided that no such consent shall be required with respect to any Service Contracts which Seller agrees to terminate prior to the applicable Closing Date).

                  5.4 COMPLIANCE WITH LAWS. Seller shall comply with all Governmental Regulations with respect to the Additional Properties.

                  5.5 ACTIONS PENDING. Seller shall notify Buyer promptly of any lawsuits, condemnation proceedings, rezoning, or other governmental order or action or any threat thereof known to Seller which might affect the Additional Properties or any interest of Buyer whatsoever.

                  5.6 INTENTIONALLY OMITTED.

                  5.7 COOPERATION WITH REPRESENTATIVES. Seller shall cooperate with Buyer and its accountants, counsel and/or other representatives in providing information and materials pertaining to the operation and marketing of the Additional Properties, including access to the Additional Properties. Without limiting the generality of the foregoing, from and after the execution and delivery of this Amendment, Seller shall allow a representative or representatives of Buyer access to the Additional Properties for the purpose of
(a) monitoring the construction and operation of the Additional Properties and all improvements thereon, including attending any and all construction meetings,
(b) meeting with and interviewing tenants or prospective tenants of the Additional Properties, which tenants shall be made available for such interviewing process, and (c) performing such investigations and analyses of the Additional Properties as Buyer may reasonably require.


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                  5.8 NO REMOVAL OF PERSONAL PROPERTY. Seller will not remove any of the Additional Personal Property unless the Additional Personal Property so removed is simultaneously replaced with substantially similar Additional Personal Property of similar quality or utilities.

                  5.9 OBTAINING ESTOPPELS AND CONSENTS. Seller shall use its best efforts to obtain all written consents from third parties required or reasonably requested by Buyer or its accountants, counsel or other representatives in connection with this Agreement, including, without limitation, the Tenant Estoppels.

                  5.10 SERVICE CONTRACTS. Seller shall deliver notices of termination to any vendors under the Service Contracts with respect to the Additional Properties which have been designated in writing by Buyer to be terminated ("Disapproved Service Contract List") provided that the Disapproved Service Contract List is delivered by Buyer to Seller on or before the date which is thirty (30) days prior to the expiration of the Construction Closing Conditions Period, and provided further that any such termination shall be conditioned upon and effective only as of the Hillside Closing or the applicable Westlake Closing, as applicable. Seller shall, within two (2) days following Buyer's delivery of the Disapproved Service Contract List, deliver termination notices to each of the vendors with respect to the Service Contracts so designated by Buyer in the Disapproved Service Contract List. Seller shall be solely responsible for all costs and expenses associated with the termination of any of the Service Contracts set forth by Buyer in the Disapproved Service Contract List.

                  5.11 AUDIT RIGHTS. At Buyer's request at any time from and after the date hereof until the date that is one (1) year after the Hillside Closing Date or applicable Westlake Closing Date, as applicable, Seller shall, at Buyer's expense, provide to Buyer's designated independent auditor access to the books and records of the applicable Additional Property, regarding the period for which Buyer is required to have audited financial statements prepared with respect to the applicable Additional Property as may be required by the Securities and Exchange Commission, to the extent that such books, records and related information are in Seller's possession or control and relate to the period during which Seller held title to the applicable Additional Property. Further, Seller agrees to provide to such auditor a representation letter regarding the books and records of the Additional Property, in substantially the form of Exhibit "N" attached to the Agreement, in connection with the normal course of auditing the applicable Additional Property in accordance with generally accepted auditing standards.

                  5.12 MANAGEMENT AND LISTING AGREEMENTS. Seller agrees to terminate, at Seller's sole cost and expense, all property management agreements and brokerage leasing agreements for the Additional Properties effective as of the Hillside Closing Date or applicable Westlake Closing Date, as applicable.


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                  5.13 CHANGE IN CONDITION. Seller shall promptly notify Buyer of any change in any material condition with respect to the Additional Properties or any event or circumstance which makes any representation or warranty of Seller under this Amendment or the Agreement materially untrue or misleading, or any covenant of Buyer or Seller under this Amendment or the Agreement incapable of being performed, it being understood that Seller's obligation to provide notice to Buyer shall in no way relieve Seller of any liability for a breach by Seller of any of its representations, warranties or covenants under this Amendment or the Agreement.

                  5.14 LOAN FEES. As of the Hillside Closing Date or applicable Westlake Closing Date, as applicable, Seller is responsible for the payment of any prepayment or other fees due and owing in connection with or related to the payoff of any loans or other financing encumbering the respective Additional Property.

                  5.15 NON-DISTURBANCE AGREEMENT. Additional Seller will use its best efforts to obtain from any lenders encumbering the respective Additional Properties a non-disturbance agreement reasonably satisfactory to Buyer pursuant to which, in the event any such lender acquires title to an Additional Property, such lender agrees to remain bound by the terms of the Agreement, as amended hereby, as it relates to the Additional Property(ies) securing the loan(s) made by such lender to the same extent as if such lender had entered into the Agreement, as amended, with Buyer.

            6. PARAGRAPH 7: TITLE TO REAL PROPERTY. The matters pertaining to title to the Real Property in Section 7 of the Agreement shall apply to the matters pertaining to title to each Additional Property, it being the intent of the parties that Buyer shall obtain separate title insurance policies for the Hillside Corporate Center, Phase I of Westlake Gardens and Phase II of Westlake Gardens in the forms of the Hillside Title Policy and Westlake Title Policies.

            7. PARAGRAPH 8: CONDITIONS PRECEDENT/CONCURRENT TO CLOSING; CLOSING DATE.

                  7.1 SECTION 1. Except as modified or amended below, all "Buyer's Conditions" set forth in SECTION 8.1 of the Agreement shall apply to the closings of the Additional Properties, and all defined terms in SECTION 8.1 are hereby modified or qualified to the extent necessary to carry out the foregoing intention with respect to the closings of each Additional Property (i.e., all references in the Agreement to the "Due Diligence Period" shall instead refer to the "Additional Property Inspection Period"). In addition, the performance by Additional Seller of all of its obligations under Section 8 below shall constitute an additional condition to Buyer's obligations under the Agreement, as amended.

                  7.2 SECTION 8.1.4. The following subparagraphs are hereby added to the Agreement as new Subsections 8.1.4.11 and 8.1.4.12:

                 "8.1.4.11 Originals of all Project Documents.

                  8.1.4.12 A non-disturbance agreement from each of the lenders on the respective Additional Properties in accordance with the terms of Section 5.15 of the Amendment."

            8. CONSTRUCTION OF IMPROVEMENTS ON ADDITIONAL PROPERTIES. As of the date of this Amendment, Seller has commenced with the grading necessary for the construction of a 2-story office building at Hillside Corporate Center which shall contain approximately 60,000 gross square feet and related facilities (the "HILLSIDE PROJECT") and has commenced with the construction of one of two separate 3-story office buildings at Westlake Gardens which shall contain an aggregate of approximately 99,278 gross square feet and related facilities (the "WESTLAKE PROJECT"). The Hillside Project and the Westlake Project shall collectively be referred to herein as the "PROJECT". Seller covenants and agrees to construct the applicable Project in accordance with the Approved Plans, subject to such modifications, alterations or changes that do not materially affect the value, condition, appearance, aesthetics or desirability of the applicable Project.

                  8.1 SELLER'S DELIVERIES. In connection with the construction of the Project, Seller agrees to deliver all of the following to Buyer for Buyer's review and approval with five (5) days after the execution of this Amendment by Seller and Buyer:

                        8.1.1 A detailed construction schedule for the construction of the Project including any and all tenant improvements to be completed by Seller on or before the Hillside Closing Date or applicable Westlake Closing Date, as applicable, which schedule shall contain the major components of the work required for the Project, and the time required for each component of the work, including the scheduled or actual commencement date of construction of the Project with respect to each Additional Property, milestone dates and the estimated date of completion of construction of the Project for each Additional Property ("CONSTRUCTION SCHEDULE");

                        8.1.2 An itemized statement of all estimated construction costs of the Project, including, without limitation, (i) the total cost to construct all of the improvements, complete all of the work and obtain or cause to be obtained all governmental approvals in connection with the Project therewith, and (ii) the amounts that will be payable by Seller for (A) contractor, architect, engineering, surveyor, legal and financial fees associated with the construction of the Project, (B) permit fees, and (C) all other costs and expenses of every type whatsoever (whether hard costs or soft costs) in constructing the Project and completing all work associated with providing a tenantable Project to Buyer ("PROJECT BUDGET");

                        8.1.3 All Plans, Project Documents, the names and addresses of all contractors (and said contractor's subcontractors), architects, engineers, consultants and materialmen engaged or to be engaged by Seller for the construction of the Project and copies

(certified by Additional Seller to be true and correct) of all Project Documents in effect as of the date of this Amendment.

                  8.2 CONSTRUCTION OF IMPROVEMENTS; BUYER'S APPROVAL Rights. Additional Seller covenants and agrees to perform all work in connection with the Project with due diligence, in a workmanlike manner, and in compliance with the Approved Plans and all Governmental Regulations. In addition, all work done in connection with the Project shall be done according to the standards and upon the terms and conditions set forth below, except to the extent otherwise provided in the Approved Plans:

                        8.2.1 Additional Seller shall proceed with its work on the Project expeditiously, continuously and efficiently, and shall use its best efforts to (i) complete the same, and (ii) obtain certificates of occupancy (or their equivalent) therefor as soon as possible. Additional Seller agrees to hold daily construction meetings at the applicable Additional Property(ies), and to allow Buyer to have a representative present for all such meetings.

                        8.2.2 Additional Seller shall have no authority to materially deviate from the Approved Plans in the performance and construction of the Project, except as authorized by Buyer in writing. For the purposes of the foregoing, a material deviation shall be any deviation from the Approved Plans which materially affects the value, condition, appearance, aesthetics or desirability of the Project. Additional Seller shall furnish to Buyer "as-built" drawings for all work in connection with the Project within sixty (60) days after completion and issuance of a certificate of occupancy for each Project.

                        8.2.3 In the event that Additional Seller is not proceeding with the work or other items in connection with the Project in material compliance with the Approved Plans or within the time frames set forth in the Construction Schedule, then, Buyer may give notice thereof to Additional Seller specifying the disapproved variation from the Approved Plans or the items which have not been timely performed under the Construction Schedule ("NONCOMPLIANCE NOTICE"). If the variation is not corrected or the work identified in the Noncompliance Notice is not completed in accordance with the Approved Plans within forty-five (45) days after Buyer's delivery of the Noncompliance Notice (or if the variation or the work identified in the Noncompliance Notice is not reasonably susceptible of being cured or corrected, as applicable, within such 45 day period, and Seller has commenced to cure or correct the same within such 45 day period and is proceeding toward the completion of such cure or correction with all due diligence and speed, then the cure period shall be extended for a reasonable period of time [not to exceed 90 days following Buyer's delivery of the Noncompliance Notice]), Buyer shall have the right, but not the obligation, and without limiting any other right or remedies of Buyer under this Amendment or the Agreement to either terminate the Agreement (and this Amendment) with respect to the Project for which the Noncompliance Notice is given or bring an action for damages or specific performance against Seller, each in accordance with and pursuant to Sections 14.1(i) and 14.1(ii) of the Agreement.

                        8.2.4 Additional Seller shall provide Buyer with copies of Additional Seller's draw requests for each Additional Property within five
(5) days following Additional Seller's delivery of such draw request to the applicable lender.

                  8.3 BUYER'S APPROVAL. Additional Seller shall submit to Buyer, for Buyer's prior written approval, which shall not be unreasonably withheld, conditioned or delayed, (i) all change orders, changes, deviations, amendments or modifications to the Project Budget, Construction Schedule, Approved Plans and Project Documents which are material to the Project or which would otherwise affect the value, condition, appearance, aesthetics or desirability of the Project, (collectively, the "Material Change Orders"), (ii) any new Project Documents entered into after the date of this Amendment, (iii) any and all contracts, documents or agreements which would burden or encumber the Additional Properties after the Hillside Closing Date or applicable Westlake Closing Date, respectively, and (iv) all finish work with respect to the common areas and other portions of the applicable Additional Property(ies). The Approved Plans shall also be revised, and the work shall be changed, all Seller's sole cost and expense, to incorporate any work required in the applicable Project by any local governmental field inspector. Notwithstanding the foregoing, if Buyer has not notified Additional Seller of Buyer's approval or disapproval of any Material Change Orders within three (3) business days following Buyer's receipt of a written request for approval from Additional Seller, Buyer's approval shall be deemed given.

                  8.4 CORRECTION OF MATERIAL DEFECTS. As of the applicable Closing Date, Additional Seller shall assign to Buyer all subcontractors', suppliers' and manufacturers' warranties and guaranties.

                  8.5 CONSTRUCTION AT PHASE II OF WESTLAKE GARDENS. Additional Seller agrees to commence construction of Phase II of Westlake Gardens (2555 Townsgate) on a date mutually agreed upon by and between Buyer and Additional Seller. If Buyer and Additional Seller are unable to agree upon a date for the commencement of construction of Phase II of Westlake Gardens, Additional Seller agrees to commence said construction on the date selected by Buyer, provided that (i) Buyer notifies Additional Seller of such date at least sixty (60) days prior to the selected date, and (ii) in no event shall the date selected by Buyer be later than the date which is eighteen (18) months following the closing of the sale of Phase I of Westlake Gardens to Buyer (the "Deadline Date"). If Buyer and Additional Seller fail to agree upon a date for the commencement of construction of Phase II of Westlake Gardens and Buyer's selected date is later than the Deadline Date, then Buyer and Additional Seller shall each have the right to terminate the Agreement, as amended hereby, as it relates only to Phase II of Westlake Gardens and upon any such termination neither party shall have any further obligations or liabilities under the Agreement, as amended, with respect thereto.

            9. ADDITIONAL PROPERTY DUE DILIGENCE. The following shall apply to the Additional Property Inspection Period with respect to the Additional Properties.

                  9.1 MATTERS TO BE REVIEWED. Buyer's obligation to close the purchase of the Additional Properties and to pay the Hillside Purchase Price and/or applicable Westlake Purchase Price, as applicable, shall be subject to and conditioned upon (i) Buyer's approval of any new leases, and (ii) Buyer's complete satisfaction with the construction of the applicable Project in accordance with Paragraph 8 of this Amendment and all of the following items, each of which Buyer shall have the right to review and approve or disapprove in Buyer's sole and absolute discretion.

                        9.1.1 TITLE. Buyer will have until 6:00 p.m.
(California time) on the later of (i) the date which is fifteen (15) days following the mutual execution and delivery of this Amendment, and (ii) the date which is thirty (30) days following Buyers' receipt of a current preliminary title report issued by the Title Company relating to the Additional Properties (and an ALTA survey and all underlying documents relating thereto) (the "Additional Property Title Review Period") to examine and approve all matters of title and to notify Seller in writing of any defects in title, as determined by Seller in its sole and absolute discretion. If Buyer fails to notify Seller in writing of any objections to title prior to the expiration of the Additional Property Title Review Period, title to the applicable Additional Property shall be conclusively deemed to be approved by Buyer. If Buyer timely notifies Seller in writing of specific objections to title prior to the expiration of the Additional Property Title Review Period, Seller will have two (2) days after receipt of Buyer's notification of any objection in which to advise Buyer that:

                              (a)   Seller will remove any objectionable
exceptions on or before the Hillside Closing Date or applicable Westlake Closing Date, as applicable; or

                              (b)   Seller will not cause the exceptions to
be removed.

                        If Seller advises Buyer that it will not cause the exceptions to be removed, Buyer will have three (3) days from its receipt of Seller's notice to elect to:

                              (i)   proceed with the purchase and acquire the
applicable Additional Property subject to such exceptions, but conditioned upon Seller fulfilling each and every one of its other obligations hereunder and all of the other conditions precedent in favor of Buyer having been duly and timely satisfied; or

                              (ii)  terminate the Agreement (with respect to
the applicable Additional Property only) by written notice to Seller, in which case all rights and obligations of the parties with respect thereto shall terminate and be of no further force or effect, except any rights and obligations which are expressly stated to survive the termination of the Agreement.

                        If Buyer does not give Seller written notice of its election within said three (3) day period, Buyer will be conclusively deemed to have approved title to the applicable Additional Property.

                        If Seller commits to remove any objection to title and fails to do so by the Hillside Closing Date or applicable Westlake Closing Date, as applicable, Seller will be in material default under this Agreement and Buyer may, at Buyer's election, terminate this Agreement and pursue its remedies as set forth in SECTION 14 of the Agreement.

            Notwithstanding anything to the contrary in this Section 9.1.1, if a new or supplemental title exception or matter is discovered or identified after the end of the Additional Property Title Review Period, as it relates to Buyer's review and approval of such new or supplemental matter, the Additional Property Title Review Period shall be extended for a period of five (5) business days following the date of Buyer's receipt of the new or supplemental title exception or matter and all underlying documents relating thereto.

                        9.1.2 INSPECTIONS AND STUDIES. Buyer will have until 6:00 p.m. (California time) on the date which is the later of (i) fifteen (15) days following the mutual execution and delivery of this Amendment, and (ii) thirty (30) days following Buyer's receipt of the Due Diligence Materials (defined below) (the "Additional Property Inspection Period") to conduct (as applicable) and review and approve any and all inspections, investigations, tests, studies (including feasibility studies and other economic models) and appraisals as Buyer may have elected to make or obtain with respect to the applicable Additional Property and/or the operation and financial condition of the applicable Additional Property, including, without limitation, calculations of floor areas, financial analysis of the books and records, environmental inspections and studies, structural and mechanical investigations, appraisals, and analyses of the applicable Additional Property's compliance with Governmental Regulations. Buyer and Buyer's representatives, agents and designees will have the right to enter the Additional Properties at all reasonable times, upon reasonable oral notice to Seller to perform all such investigations of the Additional Properties and to conduct interviews with (x) tenants of the Additional Properties, (y) construction management personnel of Seller, and (z) such other parties as Buyer may deem appropriate in its sole discretion (provided that no such interview shall occur unless Buyer has notified Seller of its interest in conducting any such interview and provided Seller or a Seller representative with an opportunity to be present for any such interview). Seller will cooperate with Buyer and its representatives in that regard. Seller shall deliver to Buyer at Seller's sole cost and expense, within five (5) days (unless indicated otherwise below) following the date this Amendment is executed and delivered by Buyer and Seller, all information in Seller's possession or control which is reasonably related to the Additional Properties, plus the following items (collectively, the "Due Diligence Materials"):

                              (a) To the extent in Seller's possession, an
ALTA "as-built" survey of the Additional Real Properties prepared by a licensed surveyor;

                              (b) Any and all Additional Leases and all
modifications or amendments and guaranties relating thereto; all tenant correspondence and all current financial statements of tenants to the extent the same are in Seller's possession or control; all loan documents evidencing, relating to and/or securing the loans made by

Preferred Bank and China Trust Bank and any other loans secured by one or more of the Additional Properties; all contracts (including the Service Contracts), agreements and management agreements (including, without limitation, parking, elevator, HVAC and landscaping maintenance contracts); all "operating statements" for the years during which Seller owned the respective Additional Property(ies); a balance sheet dated no earlier than December 31, 1996; a year-to-date income statement for the calendar year 1997, each such statement to be certified by Seller as being true, correct and complete reports prepared by Seller in the ordinary course of business; all "Base Year" information applicable to the Additional Leases; a cumulative general ledger for year-to-date 1997, reports (including, to the extent in Seller's possession, all environmental reports, soils reports, surveys and plans and specifications affecting or relating to the Additional Properties, and all modifications or amendments thereto); to the extent in Seller's possession, all Records and Plans, Warranties, Licenses and Permits and governmental approvals obtained or held by Seller and relating to the development, construction, operation, use or occupancy of any of the Additional Properties.

                              (c) A current rent roll (to be updated as of the
expiration of the Additional Property Inspection Period and as of the Hillside Closing and applicable Westlake Closing, as applicable), prepared and certified by Seller as being true, correct and complete on a form reasonably acceptable to Buyer (the "Rent Roll").

                              (d) Reports of insurance carriers insuring the
Additional Properties during the period of Seller's ownership of the Additional Properties and each portion thereof respecting the claims history of the Additional Properties; insurance policies or certificates of Seller and tenants respecting the Additional Properties; to the extent in Seller's possession, all correspondence, reports, and notices pertaining to the existence of toxic or Hazardous Materials and/or waste at the Additional Properties; all permits, reports, certificates and notices pertaining to the existence, removal and/or decommission of any and all storage tanks located on, at or underneath the Additional Properties; to the extent in Seller's possession, all certificates of occupancy; to the extent in Seller's possession, all maps; to the extent in Seller's possession, all brokerage and commission agreements; all agreements entered by Seller and Seller's affiliates affecting the Additional Properties and/or income and cash flow to be received from the Additional Properties that will survive the Hillside Closing or applicable Westlake Closing, as applicable; tax bills and assessments for the current year and the two (2) year period immediately preceding the current year; copies of the most recently available utility bills and similar records respecting the Additional Properties; any and all information in Seller's possession respecting the creditworthiness of the tenants under the Additional Leases at the Additional Properties; to the extent in Seller's possession, all written reports respecting incidents of theft, burglary or crimes attempted or committed at, on or to the Additional Properties or other such incidents which are the subject of litigation; and such other information reasonably requested by Buyer of Seller in writing during the Additional Property Inspection Period.

                        9.1.3 INDEMNITY. Buyer agrees to indemnify and hold Seller harmless from any and all injuries, losses, liens, claims, judgments, obligations, liabilities, costs, expenses or damages (including reasonable attorneys' fees and court costs) sustained by Seller to the extent same results from or arises out of any inspections by Buyer or any of its representatives pursuant to Section 9.1.2 above.

                  9.2   NOTICE OF OBJECTIONS.

                        9.2.1 If Buyer fails to notify Seller in writing of any objections to the items set forth in SECTION 9.1.2 on or before the expiration of the Additional Property Inspection Period with respect to the applicable Additional Property, Buyer shall be conclusively deemed to have approved such items.

                        9.2.2 If Buyer notifies Seller in writing of any objections to the condition of one or both of the Additional Properties or any other matters relating to one or both of the Additional Properties and/or the operation or financial condition of one or both of the Additional Properties as set forth in SECTION 9.1.2 on or before the expiration of the Additional Property Inspection Period, the parties will have three (3) business days to agree upon a resolution of the objection(s). If the parties cannot agree within the three (3) business day period, then Buyer may terminate the Agreement (with respect to the applicable Additional Property only) by delivering written notice to Additional Seller (which notice must be given within two (2) business days after the expiration of the three (3) business day period), in which event all rights and obligations of the parties existing under the Agreement (with respect to the applicable Additional Property only) shall terminate and be of no further force or effect, except any rights and obligations which are expressly stated to survive the termination of this Agreement. The Hillside Closing Date and/or applicable Westlake Closing Date shall be appropriately extended by the time periods set forth herein for the parties to take the actions described above.

            10. PARAGRAPH 10; PRORATIONS. Except as set forth below, the prorations set forth in Section 10 of the Agreement shall apply to the closings of the Additional Properties, except that defined terms used therein shall be modified to the extent necessary to carry out the foregoing intention with respect to the closings of each of the Additional Properties.

            11. MISCELLANEOUS.

                  11.1 NO FURTHER MODIFICATION. Except as expressly amended hereby, the Agreement shall remain unchanged and continue in full force and effect.

                  11.2 COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

                  11.3 MEMORANDUM OF AMENDMENT. Concurrently with the mutual execution and delivery of this Amendment, Seller and Buyer shall execute (with notary attestation) and deliver to each other a Memorandum of Amendment in the form attached hereto as EXHIBIT "P". Buyer shall have the right to record the Memorandum of Amendment in the Official Records of the county(ies) in which Hillside Corporate Center and Westlake Gardens are located.

                      [this space left intentionally blank]

            IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the date first set forth above.

                                    "SELLER"

                                    /s/ Moshe Silagi
                                    --------------------------------------------
                                    MOSHE SILAGI, Co-Trustee of the Silagi
                                    Family Trust

                                    /s/ Andrea Silagi
                                    --------------------------------------------
                                    ANDREA SILAGI, Co-Trustee of the Silagi
                                    Family Trust

                                    CONEJO BUSINESS PARK, LLC, a California
                                    limited liability company


                                    By:    /s/ Moshe Silagi
                                           -------------------------------------
                                    Name:  Moshe Silagi
                                           -------------------------------------
                                    Title: General Member
                                           -------------------------------------

                                    MARIN CORPORATE CENTER, LLC, a California limited liability company

                                    By:    /s/ Moshe Silagi
                                           -------------------------------------
                                    Name:  Moshe Silagi
                                           -------------------------------------
                                    Title: General Member
                                           -------------------------------------

                                    EVERGREEN PLAZA, LLC, a California
                                    limited liability company

                                    By:    /s/ Moshe Silagi
                                           -------------------------------------
                                    Name:  Moshe Silagi
                                           -------------------------------------
                                    Title: General Member
                                           -------------------------------------

                                    HILLSIDE CORPORATE CENTER, LLC, a
                                    California limited liability company

                                    By:    /s/ Moshe Silagi
                                           -------------------------------------
                                    Name:  Moshe Silagi
                                           -------------------------------------
                                    Title: General Member
                                           -------------------------------------

                       [Signatures continued from Page 21]


                                    WESTLAKE GARDENS, LLC, a California
                                    limited liability company

                                    By:    /s/ Moshe Silagi
                                           -------------------------------------
                                    Name:  Moshe Silagi
                                           -------------------------------------
                                    Title: General Member


                                   "BUYER"

                                    ARDEN REALTY LIMITED PARTNERSHIP,
                                    a Maryland limited partnership

                                    By:    ARDEN REALTY, INC., a Maryland
                                           corporation, its general partner


                                        By: /s/ Victor J. Coleman
                                            ------------------------------------
                                            Victor J. Coleman
                                            Its:  President and COO


                                          By:
                                             -----------------------------------
                                          Its:
                                              ----------------------------------

                                  SCHEDULE "1"

                      CONDITIONS TO CONSTRUCTION COMPLETION

            The Hillside Project and the Westlake Project, as applicable, shall be deemed completed when all of the following conditions have been satisfied:

            1. The construction of all improvements have been completed in accordance with the Approved Plans for the applicable Additional Property;

            2. The Additional Seller has (i) delivered to Buyer a copy of the certification required to be delivered by Buyer to its lender(s) under the loan documents evidencing the loan(s) on the Additional Properties (which certification shall concurrently be certified in favor of Buyer), and (ii) warranted to Buyer that the improvements have been constructed in accordance with all Governmental Regulations, and all other covenants, codes and restrictions, public as well as private, and in accordance with the Approved Plans (and any modifications, alterations or changes thereto which do not materially affect the value, condition, appearance, aesthetics or desirability of the applicable Project);

            3. Buyer has been furnished with certified copies of all certificates of approval, acceptance or compliance from all of the city, county and state departments or authorities having jurisdiction over the applicable Project;

            4. All grading, landscaping, hardscaping, adequate sewer, water, gas, electrical and other utility facilities, necessary public streets, sidewalks, parking facilities, draining and curbing in the site area and other related improvements, both on and offsite, public and private, have been completed;

            5. A valid Notice of Completion for the applicable building or buildings shall have been timely recorded as provided by law.

            6. The statutory deadline for timely recording of any claim of lien for labor, services or materials performed or furnished in connection with the applicable Project shall have expired or, at Buyer's election, the Title Company is unconditionally prepared to issue the Hillside Title Policy or Westlake Title Policy, as applicable, free of any exceptions for mechanics liens.

            7. Additional Seller shall have obtained and delivered to Buyer copies of all necessary final occupancy permits and final certificates of occupancy for the applicable Project (except for any tenant improvement work which has not been completed as of the applicable Closing Date).

            8. All mechanical, electrical, HVAC and fire/life/safety systems for the applicable Project shall be in good working order and condition.

                                   EXHIBIT A-7

                Legal Description -- Hillside Corporate Center

Lot 4, Tract No. 1630-2, in the City of Thousand Oaks, County of Ventura, State of California, according to the map thereof recorded in Book 46 Page 37 of Miscellaneous Records (Maps) in the office of the County Recorder of said County.

EXCEPT an undivided one-half interest in all oil, gas, hydrocarbon substances and other minerals of all kinds whether like or unlike hydrocarbons below a depth of 500 feet of the surface of the real property without, however, the right to enter upon the surface of such property, as reserved in a deed from Janss Development Co., a partnership, recorded December 28, 1971, as Document No. 80094, in Book 3901 Page 363 Official Records.

                                   EXHIBIT A-8

                      Legal Description -- Westlake Gardens

Parcels A and B of Parcel Map LD No. 663, in the City of Thousand Oaks, County of Ventura, State of California, as per map filed in Book 56, Pages 52 and 53 of Parcel Maps, in the office of the County Recorder of said County.

EXCEPT all oil, gas and other hydrocarbon substances lying within and under that portion of said land lying below a depth of 500 feet measured vertically, from the surface of said land, without, however, any right to enter upon the surface of said land nor into that portion of the subsurface thereof, lying above a depth of 500 feet, measured vertically from said surface, per deed recorded October 28, 1966, in Book 3061, Page 136 of Official Records.

                                   EXHIBIT F-7

                 Additional Leases for Hillside Corporate Center

                                [to be attached]

HILLSIDE CORPORATE CENTER LLC
List of Leases

   #      TENANT
  200     Ladco

                                   EXHIBIT F-8

                    Additional Leases for Westlake Gardens

Phase I (2525 Townsgate):

            [to be attached]


Phase II (2555 Townsgate):

            [to be attached]

WESTLAKE GARDENS LLC
List of Leases

2525 TOWNSGATE RD.

  #       TENANT
 110      EBV Electronics
 300      Kingswood Assoc.

                                   EXHIBIT H-7

                Personal Property for Hillside Corporate Center

                                [to be attached]

                                   EXHIBIT H-8

                    Personal Property for Westlake Gardens

Phase I (2525 Townsgate):

            [to be attached]


Phase II (2555 Townsgate):

            [to be attached]

                                   EXHIBIT I-7

                Service Contracts for Hillside Corporate Center

                                [to be attached]

                                   EXHIBIT I-8

                    Service Contracts for Westlake Gardens


Phase I (2525 Townsgate):

            [to be attached]


Phase II (2555 Townsgate):

            [to be attached]

                                    EXHIBIT L

                        Outstanding Brokerage Commissions

                                     [NONE]

                                    EXHIBIT M

                                  Lease Matters

                                     [NONE]

                                    EXHIBIT P

                             Memorandum of Amendment

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Jeffer, Mangels, Butler & Marmaro LLP
2121 Avenue of the Stars, 10th Floor
Los Angeles, California 90067
Attn:  Scott M. Kalt, Esq.

--------------------------------------------------------------------------------

                             MEMORANDUM OF AMENDMENT

            This Memorandum of Amendment is dated for identification purposes only ______________, 1997, and is made and entered into by and among Moshe Silagi and Andrea Silagi, Co-Trustees of the Silagi Family Trust, Conejo Business Park, LLC, a California limited liability company, Marin Corporate Center LLC, a California limited liability company, Evergreen Plaza LLC, a California limited partnership (collectively, "Original Seller"), Hillside Corporate Center, LLC, a California limited liability company ("Hillside") and Westlake Gardens, LLC, a California limited liability company ("Westlake Gardens"), and Arden Realty Limited Partnership, a Maryland limited partnership ("Buyer"). Original Seller, Hillside and Westlake Gardens shall collectively be referred to herein as "Seller."

                                 R E C I T A L S

            WHEREAS, pursuant to that certain First Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions dated October 24 , 1997 ("First Amendment"), made by and between Seller and Buyer, Seller agreed to sell, and Buyer agreed to purchase, those certain properties listed on Exhibit 1 attached hereto (the "Properties") upon and subject to all of the terms, covenants and conditions contained in the First Amendment, including, without limitation, Seller's covenant to construct certain improvements on the Properties. The First Amendment amends that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated August 1, 1997, made by and between Original Seller and Buyer.

            WHEREAS, Buyer and Seller desire to execute and record this Memorandum of Amendment for the purpose of providing record notice of the existence and terms of the Amendment.

                             MEMORANDUM OF AMENDMENT

            NOW, THEREFORE, in consideration of the foregoing recitals, and of the mutual covenants and agreements set forth in the Amendment, Buyer and Seller hereby declare as set forth below:

            1. Pursuant to the Amendment, Seller covenants and agrees to construct the Project in accordance with the Approved Plans, upon and subject to all of the terms, covenants and conditions set forth in Section 8 of the Amendment. The performance by Hillside and Westlake Gardens of all of their obligations under Section 8 of the Amendment is a condition to Buyer's obligation to purchase the Properties under the Agreement, as amended by the Amendment.

            2. Capitalized terms used herein and otherwise defined shall have the meanings ascribed to such terms as set forth in the Amendment.

            IN WITNESS WHEREOF, Seller and Buyer have duly executed this Memorandum of Amendment on the dates set forth in the notary acknowledgments attached hereto.

                                    "SELLER"

                                    --------------------------------------------
                                    MOSHE SILAGI, Co-Trustee of the Silagi
                                    Family Trust

                                    --------------------------------------------
                                    ANDREA SILAGI, Co-Trustee of the Silagi
                                    Family Trust

                                    CONEJO BUSINESS PARK, LLC, a California
                                    limited liability company

                                    By:
                                           -------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

                                    MARIN CORPORATE CENTER, LLC, a California limited liability company

                                    By:
                                           -------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

                                    EVERGREEN PLAZA, LLC, a California
                                    limited liability company

                                    By:
                                           -------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

                                    HILLSIDE CORPORATE CENTER, LLC, a
                                    California limited liability company

                                    By:
                                           -------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

                                    WESTLAKE GARDENS, LLC, a California
                                    limited liability company

                                    By:
                                           -------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

                                    "BUYER"

                                    ARDEN REALTY LIMITED PARTNERSHIP,
                                    a Maryland limited partnership

                                    By:  ARDEN REALTY, INC., a Maryland
                                         corporation, its general partner

                                         By:
                                             -----------------------------------
                                             Victor J. Coleman
                                             Its:  President and COO

                                         By:
                                             -----------------------------------
                                         Its:
                                             -----------------------------------

STATE OF CALIFORNIA           )
                              )
COUNTY OF _____________       )

            On _______________ before me, _______________________, personally appeared ___________________________________________,

[ ]   personally known to me        [ ]   proved to me on the basis of
                                          satisfactory evidence

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

            WITNESS my hand and official seal.

                                          ______________________________________
                                          Signature of Notary

                           CAPACITY CLAIMED BY SIGNER:



[ ]   Individual(s)                       [ ]   Attorney-In-Fact
[ ]   Partner(s)                          [ ]   Subscribing Witness
[ ]   Trustee(s)                          [ ]   Guardian/Conservator
[ ]   Corporate ____________________      [ ]   Other:__________________________
      Officer(s)____________________      ______________________________________
                      Title(s)            ______________________________________

                             SIGNER IS REPRESENTING:

Name of Person(s) or Entity(ies):_______________________________________________
________________________________________________________________________________